Victory Funds

Victory RS Partners Fund

Supplement dated August 23, 2019

to the Summary Prospectus dated May 1, 2019 (“Prospectus”)

Effective August 30, 2019, Daniel Lang will resign as Chief Investment Officer of the RS Value team and will no longer be a portfolio manager of the Fund. All references to Mr. Lang in the Summary Prospectus are to be deleted as of that date. Upon Mr. Lang’s departure, Robert J. Harris will assume the role of Chief Investment Officer of the RS Value team.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.